As filed with the Securities and Exchange Commission on  November 30, 2000
                                             Registration No. 3348013
_____________________________________________________________________

                     SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

          Pre-Effective Amendment No.            [  ]

          Post-Effective Amendment No. 10                  [X]

                               and/or

REGISTRATION STATEMENT UNDER THE  INVESTMENT COMPANY ACT OF 1940        [X]

          Amendment No. 11                                 [X]

                    (Check appropriate box or boxes)
                          BHIRUD FUNDS INC.
         (Exact Name of Registrant as Specified in Charter)

                     c/o Bhirud Associates, Inc.
                1266 E. Main Street, Stamford, Connecticut 06902
       (Address of Principal Executive Offices)     (Zip code)
Registrant's Telephone Number, including Area Code: (203) 977 - 1521

                               SURESH BHIRUD
                          Bhirud Associates, Inc.
          1266 E. Main Street, Stamford, Connecticut 06902
               (Name and Address of Agent for Service)

                     Copy to: Sarah A. Bessin
                             Sherman & Sterling
                            801 Pennsylvania Ave., NW
                             Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

          [   ]   Immediately upon filing pursuant to paragraph
                 (b)
          [X]     on November 30, 2000 pursuant to paragraph
                 (b) of Rule 485
          [  ]    60 days after filing pursuant to paragraph
                 (a) (1)
          [  ]    on (Date) pursuant to paragraph (a) (1)
          [  ]    75 days after filing pursuant to paragraph
                 (a) (2)
          [  ]    on (Date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

          [   ]   This post-effective amendment designates a
                 new effective date for a previously filed post-effective amendment.
The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended July 31, 2000 on September 21, 2000.


                          BHIRUD FUNDS INC.
                Registration Statement on Form N -1A


           ----------------------------------------------
                        CROSS REFERENCE SHEET -
                      Pursuant to Rule 404 (c)
           -----------------------------------------------

     Part A                           Prospectus Heading
     Item
     No.

     1       Cover Page               Cover Page

     2       Synopsis                 Risk/ Return Summary; Fees
                                      and Expenses

     3       Condensed Financial      Investments, Risk and
             Information              Performance

     4       General Description of   Investment Objectives,
             Registrant               Principal Investment
                                      Strategies and Related Risks; Investment
                                      Restrictions

     5       Management of the Fund   Management, Organization and
                                      Capital Structure; Shareholder Information
                                      Distribution and
                                      Arrangements

     5a.     Management's Discussion  Not Applicable
             of Fund Performance

     6       Capital Stock and Other  Purchase of Shares;
             Securities               Redemption of

     7       Purchase of Securities   Purchase of Shares;
             Being Offered            Distribution Arrangements.

     8       Redemption or Repurchase Redemption of Shares

     9       Legal Proceedings        Not Applicable

                                      - i -


Part B                            Caption in Statement of
                                  Additional
Item                              Information
No.

10      Cover Page                 Cover Page
11      Table of Contents          Table of Contents
12      General Information and    Fund History
        History

13      Investment Objectives and  Description of the Fund and its
       Policies                   Investments and Risks

14      Management of the Fund     Management of the Fund

15      Control Persons and        Control Person and Principal
       Principal Holders of       Holders of Securities
       Securities

16      Investment Advisory and    Investment Advisory and Other
       Other Services             Services

17      Brokerage Allocation       Brokerage Allocation and Other
                                  Practices

18      Capital Stock and other    Capital Stock and Other
       Securities                 Securities

19      Purchase, Redemption and   Purchase, Redemption and
       Pricing of Securities      Pricing of Shares
       Being Offered

20      Tax Status                 Taxation of the Fund

21      Underwriters               Distribution and Service Plan

22      Calculation and            Calculation of Performance Data
       Performance Data

23      Financial Statements       Independent Auditors' Report;
                                  Financial




                 Apex Mid Cap Growth Fund
                   c/o Bhirud Funds Inc.
                   1266 EAST MAIN STREET STAMFORD, CONNECTICUT 06902
                   TELEPHONE: (877) 593-8637

                     ------------------------------------
                                 PROSPECTUS
                             NOVEMBER  30, 2000
                     ------------------------------------

A mutual fund whose investment objective is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




TABLE OF CONTENTS

Page                                Page
5     Risk/Return Summary:          10    Distribution
      Investments, Risks and              Arrangements
      Performance

8     Investment Objectives,        11    Shareholder Information
      Principal Investment
      Strategies and Related Risks

9    Management Organization and
      Capital Structure

I.   RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives
The Fund seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
The Fund's investment philosophy is to invest at least 65% of its assets, in the equity securities of companies which management believes, based on fundamental research, have growth potential for revenues and earnings as well as multiple expansion. Our fundamental research includes analysis of recent earnings reports along with various news releases by the company.

The Fund intends to achieve its investment objectives by investing primarily in a diversified portfolio of domestic common stock.

Under normal circumstances, the fund will invest at least 65% of total assets in common stocks of companies with medium market capitalizations (companies with market capitalization ranging from $150 million to $50 billion and those with market capitalizations similar to companies in the S&P MidCap 400).

Principal Risks
As with all equity investments, it is possible to lose money by investing in the Fund.

Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements.

The value of the Fund's shares and the securities held by the Fund can each decline in value.
This Fund is intended for investors who seek long-term capital growth and are willing to tolerate short-term fluctuations in price in order to achieve this objective.

Risk / Return Bar Chart
The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the average annual returns of the Fund over the last six calendar years. The table shows how the average annual returns for the last one and five years and since inception compare with that of the S&P 500 Index and S&P MidCap 400 Index. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future.

[GRAPH]


(1)  As of September 30,2000, the Fund had a year to date return of (45.26)%

(2) The Fund's highest quarterly return was 26.07 for the quarter ended March 31,1999; the lowest quarterly return was (29.74)% for the quarter ended June 30, 2000.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Sales loads are not reflected in the above chart. If sales loads were reflected, the fund's returns would be less then those shown.

Average Annual Total Returns - For the periods ended July 31,2000

                                 Apex Mid    S&P 500   S&P
                                 Cap Growth  Index     MidCap
                                 Fund                  400
                                                       Index

  One Year                       -37.21%      7.68%    20.00%
  Five Year                      - 8.55%     20.55%    18.72%
  Average Annual Total Returns   - 4.68%     16.80%    16.13%
   since Inception (December
   23, 1992)


FEES AND EXPENSES

Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as percentage of offering price) 5.75%*

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

  Management Fees                              1.00%**
  Distribution and Service (12b-1)             0.25%
  Fees
  Other Expenses                               2.62%
  Administration Fees               0.20%***
                                               ------
  Total Annual Fund Operating                  3.87%
  Expenses

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other equity funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year    3 Year    5 Year    10 Year
     $440      $1,265    $2,174    $4,875
______________________
* The sales load is one-time charge paid at the time of purchase of shares, and is varies depending on the amount you invest at a time. For detail refer sales load table shown under section Purchase of Shares.

** The advisor has voluntarily waived the management fee for the most recent fiscal year.
*** The administrator has voluntarily waived the administration fee for the most recent fiscal year.


 II  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
The Fund is a diversified management investment company whose investment objective is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.

The Fund's investment objective of growth of capital is fundamental and may only be changed upon the approval of those holders with a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies
The Fund seeks long-term growth of capital by investing primarily in common stocks of companies with medium market capitalizations. The fund normally invests at least 65% of the fund's total assets in these securities.

Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. The Fund also uses a broader definition of medium-capitalization companies, which includes companies with market capitalization ranging from $150 million to $50 billion. However, under normal circumstances the Fund does not invest in companies with capitalization of $10 billion or more. Companies whose capitalization no longer meets this definition after purchase continue to be considered medium-capitalized for pur poses of the 65% policy. As of July 30, 1999, the S&P MidCap 400 included companies with capitalizations between $272 million and $10.3 billion. The size of the companies in the S&P MidCap 400 changes with market conditions and the composition of the index.

Defensive Position
The Fund may temporarily take a defensive position and invest in securities that are inconsistent with its principal investment strategies when the Manager determines that adverse market, economic, political, or various other conditions warrant such a position. Pursuant to this policy, the Fund may invest temporarily without limit in investment grade debt securities, preferred stocks or money market instruments. As a result of taking such a temporary defensive position, the Fund may not achieve its investment objectives.

The Fund will not necessarily dispose of a security that falls below investment grade unless the Manager determines that the security is inconsistent with the Fund's investment objectives.

Money market instruments purchased for this purpose include U.S. Government obligations, high quality commercial paper and certificates of deposit and bankers' acceptances issued by domestic banks having more than $1 billion in total assets.

Buy/Sell Decisions
Critical factors which will be considered in the selection of securities include
(i) the potential for future growth in revenues and earnings as well as the values of individual securities relative to the other investment alternatives,
(ii) the potential of new product, as well as, the potential for the company to be taken over, and management capability and practices, and (iii) the economic and political outlook.

Disposal of a security will be based upon many factors, they include (i) increases in the price level of the security or of securities which the Fund believes reflect earnings growth too far in advance, (ii) changes in the relative opportunities offered by various securities and (iii) actual or potential deterioration of the issuer's earning power which the Fund believes may adversely affect the price of its securities. The Advisor will also rely upon computer models developed by himself for stock selection.

Portfolio Turnover
Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objectives. Portfolio turnover may involve the payment by the Portfolio of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Portfolio, which will increase the Portfolio's total operating expenses. Also, a higher turnover rate may be more likely to generate capital gains that must be distributed to shareholders as income subjected to taxes. The Portfolio turnover rate for the fiscal year ended July 31, 2000 was 356%.

Risks
Equity Risk: Risks inherent in an investment in common stocks include those associated with the right to receive payments from the issuer of the common stock. Holders of common stocks have a right to receive dividends only when declared by the issuer's board of directors. Moreover, common stocks do not represent an obligation of the issuer. Therefore, common stocks do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which can adversely affect the ability of the issuer to pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

Common stocks are also especially susceptible to general stock market movements and to volatile changes in value as market confidence, and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the Fund's shares and the securities held by the Fund can each decline in value and the loss of money is a risk of investing in the Fund.

Mid - Cap Stock Risk: Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements. However they tend to involve less risk than stocks of small capitalization companies.

Additional Investment Strategies and Risks

Futures and Options Risk: The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below.

Futures Contracts: Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options: The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security), or instrument, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

The risks associated with the Funds' use of futures and options contracts include:

     The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures and options contracts.

     There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out their futures or options contracts at a time which is advantageous.

     Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund's investment advisor is Bhirud Associates, Inc. (the "Manager"). The Manager's principal business office is located at 1266 East Main Street, Stamford, CT 06902. As of July 31,2000, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $15 Million. The Manager has been an investment adviser since 1991.

Suresh L. Bhirud is responsible for the day-to-day investment management of the Fund. Mr. Bhirud has been President of the Advisor since 1991. He was Senior Vice President, Chief Investment Strategist and Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., from 1990 to 1991. Mr. Bhirud was the Managing Director, Chief Investment Strategist and Chairman of the Investment Policy Committee of Oppenheimer & Co. from 1987 to 1990. Mr. Bhirud was also the Chief Investment Strategist (1982 to 1987), and held other various positions involving quantitative market analysis (1972 to 1981), for The First Boston Corporation. The Fund's Annual Report contains additional information regarding the Portfolio's performance and will be provided without charge, upon request.

Investors are advised that the Fund was organized in 1992 and is the first and only mutual fund managed by the Advisor. In addition, the Advisor's computer models, used in connection with the management of the Fund's portfolio, were developed in 1991 and are, therefore, unseasoned. Furthermore, the S&P MidCap 400 Index, which was introduced by Standard & Poor's in 1991, is also relatively new.

The Advisor, a New York Corporation, was formed on June 20, 1991.
The Advisor is a registered investment advisor under the Investment Advisers Act of 1940. In addition to serving the Portfolio, as of July 31, 2000, the Advisor serves as an advisor to high net worth individuals with total assets aggregating approximately $15 million under management as of July 31, 2000. The Portfolio is the only investment company advisory client of the Advisor. Mr. Bhirud may be deemed a "controlling person" of the Advisor on the basis of his ownership of stock of the Advisor. The Advisor relies to a considerable extent on the expertise of Mr. Bhirud who may be difficult to replace in the event of his death, disability or resignation. The Advisor's address is the same as the Fund as shown on the cover of this Prospectus.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment management Contract, the Fund pays the manager a fee equal to 1.0% per annum of the Portfolio's average net assets up to $250 million; .75% of the average net assets between $250 million and $500 million; and .65% of the average net assets over $500 million for managing the Fund's investment portfolio and performing related services. For the fiscal year ended July 31, 2000 the Manager has waived the management fee.

Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .20% per annum of the Fund's average daily net assets. For the fiscal year ended July 31, 2000 the Manager has waived Administrative Service fee.

The Manager, at its discretion, may voluntarily waive any or all of the Investment Management Fee and the Administrative Services Fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

IV.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
The Fund pays fees in connection with the distribution of shares and for services provided to its shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Distribution Agreement and the Fund and the Distributor have entered into the Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Portfolio a fee equal to .25% per annum of the Portfolio's average daily net assets (the "Shareholder Servicing Fee").

The Investment Management Contract includes provisions allowing the Manager to defray the cost of, or compensate other persons, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders ("Intermediaries"), for performing stockholder, administrative and accounting services to the Fund. Under the Investment Management Contract, the Manager may also compensate the foregoing persons and organizations for providing assistance in distributing the Fund's shares. The Manager is not subject to any percentage limitation with respect to the amounts it may expend for the activities described in this paragraph.

Under the Plan, the Fund may pay the costs of printing and distributing the Fund's prospectus to prospective investors and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The payments made by the Fund for the expenses referred to in this paragraph will not exceed in any year .05% of the Fund's average daily net assets for the year.

V.   SHAREHOLDER INFORMATION

On a continuing basis the Fund sells shares at net asset value plus a sales load, and redeems its shares at their net asset value. All transactions in Fund shares are effected through the Fund's transfer agent who accepts orders for purchases and redemption's from Participating Organizations and from investors directly.

Pricing of Shares
The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (e.g. national holidays). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets of the Fund are valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Shares are issued as of the first determination of the Fund's net asset value per share made after receipt of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time. Fund shares begin accruing income on the day after the shares are issued to an investor.

Purchase of Shares
Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organization. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly.

The minimum initial investment in the Fund is (i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000; (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations and (iii) $1,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100; except that the minimum initial investment for an Individual Retirement Account is $250.
Each shareholder, except certain shareholders who invest through accounts at Participating Organizations ("Participant Investors"), will receive from the Fund a personalized quarterly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).
The price paid for shares of the Portfolio is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor.
Sales loads are determined in accordance with the following sales load schedule:

 AMOUNT OF PURCHASE         DEALER       SALES CHARGE  DISCOUNT
                            SALES LOAD   AS % OF NET   AS % OF
                                         AMOUNT        OFFERING
                                         INVESTED      PRICE

 Less than $50,000          5.75%        6.10%         5.25%
 $50,000 up to $99,999      5.25%        5.54%         4.75%
 $100,000 up to $249,999    4.50%        4.71%         4.00%
 $250,000 up to $499,999    3.00%        3.09%         2.50%
 $500,000 up to $999,999    2.00%        2.04%         1.50%
 $1,000,000 or more         0.00%        0.00%         0.00%

The Distributor reserves the right to change the dealer's concession from time to time.

Investments Through Participating Organizations
Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them directly from the Fund.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.
In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 4:00 p.m., New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously. Initial Direct Purchases of Shares
Investors who wish to invest in the Fund directly may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at (877) 593-8637

Mail
Investors may send a check made payable to "Apex Mid Cap Growth Fund" along with a completed subscription order form to:
"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

Checks are accepted subject to collection at full value in United States currency.

Bank Wire
To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at (877) 593-8637 and then instruct a member commercial bank to wire money immediately to:


          FIRSTAR BANK, N.A. Cinti/Trust
          ABA:  0420-0001-3
          Attn: The Apex Mid Cap Growth Fund
          DDA # 485812697
          Share Holder Account Number:  ___________________
          Share Holder Account Name:    ___________________
          SS# / Tax ID#:           _________________

The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds.

The Fund does charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., New York City time, on a Fund Business Day, will be treated as a Federal Funds payment received on that day.

Personal Delivery
Deliver a check made payable to "Apex Mid Cap Growth Fund" along with a completed subscription order form to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

Electronic Funds Transfers (EFI), Preauthorized Credit and Direct Deposit Privilege
You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, Federal salary, social security, or certain veteran's, military or other payments from the Federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or Federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares
Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Reduction or Elimination of Sales Load
Volume Discounts. Volume discounts are provided if the total amount being invested in shares of the Portfolio reaches the levels indicated in the sales load schedule set forth under "Purchase of Shares" herein. Volume discounts are also available to investors making sufficient additional purchases of Portfolio shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares of the Portfolio worth $95,000 at the current net asset value and purchases an additional $5,000 worth of shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the sales load schedule set forth under "Purchase of Shares" herein.

Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio. Reinvestment will be made at net asset value (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.

Letter of Intent. Any investor may sign a Letter of Intent, available from the Distributor, stating an intention to make purchases of shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5.75% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Portfolio to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Open-End Management Investment Company Shareholders. Shareholders of any open-end management investment company may utilize the net redemption or sales proceeds from the redemption or sale of such shares to purchase shares of the Portfolio at no sales load. Investment of the net redemption or sales proceeds into shares of the Portfolio must occur within 60 calendar days from the settlement date of such redemption or sale and must be supported by the documentation requested by the Distributor to provide evidence of said sale or redemption.

Employees of the Advisor and Distributor. Employees (and their immediate families) of Bhirud Associates, Inc. may purchase shares of the Portfolio at no sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.

Purchases may be made at net asset value (without the imposition of a sales load) provided that such purchases are placed through a broker that maintains an account with the Fund and such purchases are made by the following:

Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investments advisors or financial planners who place trades for their own accounts if the accounts are linked to the master accounts of such investment advisor or financial planner on the books and records of the broker or agent;

Retirement and deferred compensation plans, as well as trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts".

Investors may be charged a fee by their advisor or financial planner if they effect transaction in Fund shares through a broker or agent.

In addition to the above, a registered investment advisor may also purchase shares at net asset value directly from the Fund, provided they have on file with Bhirud Associates Inc., their SEC registration number and part II of their ADV form.

Redemption of Shares
A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests
Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholders Services Inc.
1301 E. 9th Street, Suite 1005
Cleveland, OH 44114-1800

All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Telephone
The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. Telephone requests for redemptions may not exceed $25,000 per request per day. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at (877) 593-8637, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 4:00 p.m., New York City time. If the redemption request is received after such time, proceeds are sent the next Fund Business Day. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted. Additional exceptions include any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder (other than those in an IRA) if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Dividends and Distributions
Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the stockholder makes no election the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Fund to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Dividends will normally be paid annually. Capital gains distributions, if any, will be made at least annually and usually at the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Retirement Plans
The Fund has available a form of individual retirement account ("IRA") for investment in the Fund's shares. In general, an individual can make an annual contribution to an IRA in an amount equal to the lesser of $2000 or 100% of the individual's earned income. In addition, in the case of a married couple filing a joint return, annual IRA contributions of up to $2000 can generally be made for each spouse, as long as the combined compensation of both spouses is at least equal to the contributed amounts. IRA contributions can, in general, be made to either traditional deductible IRAs, traditional non-deductible IRAs or nondeductible Roth IRAs, a new type of IRA established by the Taxpayer Relief Act of 1997. Contributions to a Roth IRA are not deductible, but qualified distributions from a Roth IRA are not includable in income or subject to the additional ten-percent tax on early withdrawals, if deemed a qualified distribution. A "qualified distribution" is a distribution that is made after the end of the five taxable year period beginning with the first day of the individual's taxable year in which the individual made a contribution to a Roth IRA, and which is made on or after the date in which the individual attains an age of 59 1/2, on or after the death of the individual or is attributable to the disability of the individual, or is a distribution for specified first-time home buyer expenses or certain education expenses.

Contributions to traditional deductible IRAs and Roth IRAs may be limited based on adjusted gross income levels. The ability of a person who is an active participant in an employer sponsored retirement plan to make deductible contributions to a regular IRA is phased out based on the individual's adjusted gross incomes. For 1999, the phase out occurs over a range of adjusted gross incomes from $51,000 to $61,000 on a joint return and $31,000 to $41,000 on a single return. The phase out range for a married individual who is not an active participant but whose spouse is an active participant is between $150,000 and $160,000.

The maximum annual contribution that can be made to a Roth IRA is also subject to phase out rules that apply to married individuals filing joint returns when adjusted gross income is between $150,000 and $160,000 and to single individuals when adjusted gross income is between $95,000 and $110,000.

For both traditional deductible IRAs and Roth IRAs, the phase out range for married individuals filing separate returns is from $0 to $10,000. Generally, there are penalties for premature distributions from an IRA before the attainment of age 59 1/2, except in the case of the participant's death or disability and certain other circumstances including first-time home buyer expenses and certain education expenses.

Fund shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "Section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.
Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Fund. The minimum investment required to open an IRA is $250.

Tax Consequences
The Fund qualified for the fiscal year ended July 31,2000 and intends for each year thereafter to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company relieves the Fund of Federal income tax on investment company taxable income and net capital gains paid out to its stockholders. Distributions of investment company taxable income and net short-term capital gains are taxable to stockholders as ordinary income. Some corporate stockholders will be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. A corporation's dividendsreceived deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held its stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. If a stockholder that sells shares held for six months or less received a distribution taxable as long-term capital gain, any loss realized on the sale of the shares would be a long-term capital loss to the extent of the distribution.

Any dividend or distribution received by a stockholder shortly after the purchase of shares of the Fund will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, the dividend or distribution is subject to tax even though they are, in effect, a return of capital.

The Fund is required by Federal law to withhold 31% of distributions and the proceeds of redemptions payable to stockholders who have failed to furnish the Fund with and certify the shareholder's correct social security or tax identification number and that the stockholder is not subject to 31% backup withholding for previous underreporting to the IRS.

The redemption of shares may result in the investor's receipt of more or less than the investor paid for its shares and, thus, in a taxable gain or loss to the investor.

An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.


                          The Apex Mid Cap Growth Fund

                                   PROSPECTUS

For More Information:
For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


You can get free copies of Reports and SAI, prospectuses of Apex Mid Cap Growth
                         Fund, or
       request other information and discuss your questions about the Fund by contacting:

                       Bhirud Associates, Inc.
                       Soundview Plaza 1266 East Main Street
                       Stamford, CT 06902

                       Telephone: 203 977 1521 Fax: 203 977 1525



You can review and obtain the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You may call 1-202-942-8090 for information on the operation of the Public Reference Room. You can get text-only copies:

 For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.
 For a fee, by electronic request at publicinfo@sec.gov.
 Free from the Commission's Website at http://www.sec.gov.




(Investment Company Act file no. 811-6680)



                      Apex Mid Cap Growth Fund
               Bhirud Funds Inc., 1266 E. Main Street
                        Stamford, CT 06902

                    STATEMENT OF ADDITIONAL INFORMATION
                         November 30, 2000
                    RELATING TO THE APEX MID CAP GROWTH FUND
                       PROSPECTUS DATED November 30, 2000



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Apex Mid Cap Growth Fund. (the "Fund"), dated November 30,2000 and should be read in conjunction with the Fund's Prospectus.

A Prospectus may be obtained from Bhirud Funds Inc. or by writing or calling the Fund toll-free at (877) 593-8637. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided above.
This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.

                                Table of Contents

Fund History                  20   Brokerage Allocation and      30
                                   Other Practices
Description of the Fund and   20   Capital Stock and Other       31
its Investments and Risks          Securities
Management of the Fund        25   Purchase, Redemption and      31
                                   Pricing Shares
Control Persons and           26   Taxation of the Fund          32
Principal Holders of
Securities
Investment Advisory and       27   Underwriters                  33
Other Services
Distribution and Service      28   Calculation of Performance    34
Plan                               Data
Expense Limitation            29   Financial Statements          34
Custodian and Transfer Agent  30
Counsel and Auditors          30

I.   FUND HISTORY

The Fund was incorporated on May 27, 1992 in the state of Maryland. II.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company. The fund's investment objective is to seek long- term growth of capital. Current income is a secondary objective. No assurance can be given that these objectives will be achieved. Although not principal strategies, the manager may enter into the following types of transactions or invest in the following types of instruments as part of its investment strategies.

Warrants and Rights
The Portfolio may invest in warrants or rights of securities of midsized companies (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Portfolio. In the event the underlying security does not sufficiently increase in value during the period when the warrant may be exercised so as to provide an attractive investment for the Portfolio, the warrant will expire and the Portfolio will suffer a loss on the price it paid for the warrant. The Portfolio will not purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's total assets are invested in warrants and the Portfolio will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

Convertible Securities
Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible Securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Reorganizations
Subject to the Portfolio's policy of investing at least 65% of its total assets in Common Stocks, the Portfolio may invest without limit in securities listed on the S&P MidCap Index for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Portfolio may sustain a loss.

Investments in Small, Unseasoned Companies
The Portfolio may invest up to 5% of its total assets in small, less recognized companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

When Issued, Delayed Delivery Securities and Forward Commitments
The Portfolio from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value of the securities, each day, in determining the Portfolio's net asset value. The Portfolio will not purchase securities on a when-issued or delayed delivery basis, if as a result, more than 15% of the Portfolio's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Portfolio will also establish a segregated account with the Trust's custodian bank in which the Portfolio will maintain liquid instruments equal to or greater in value than the Portfolio's purchase commitments for such when-issued or delayed-delivery securities, or the Portfolio does not believe that a Portfolio's net asset value or income will be adversely affected by the Portfolio's purchase of securities on a when issued or delayed delivery basis.

Short Sales
The Portfolio may engage in short sales transactions under which the Portfolio sells a security it does not own. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

The market value of the securities sold short of any one issuer will not exceed either 2% of the Portfolio's total assets or 2% of such issuer's voting securities. The Portfolio will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its assets or the Portfolio's aggregate short sales of a particular class of securities exceeds 30% of the outstanding securities of that class. The Portfolio may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire, at no additional cost, the identical security.

Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a Portfolio purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally within a few days. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Portfolio will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. A Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Portfolio expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the Portfolio, amounts to more than 15% of the Portfolio's total net assets. The investments of the Portfolio in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Securities Lending
A fund may lend securities to brokers, dealer, and financial institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the fund to be of good standing. Furthermore, they will only be made if, in the advisor's judgment, the consideration to be earned from such loans would justify the risk.

The fund understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (i) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Futures and Options
The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Asset Coverage for Futures and Options Positions
The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, we will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Combined Positions
Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes
Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contracts and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts
In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions: In addition, the fund will not:
(i) sell futures contracts, purchase put options, or write call options if, as a result, more than 10% of the fund's total assets would be hedged with futures and options under normal conditions; (ii)) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 10% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts
There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies
Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Purchasing Put and Call Options
By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Investment Restrictions
The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer, or the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter in regard to the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.

The following investment limitations are not fundamental and may be changed without shareholder approval.
(1) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(2) The fund may borrow money only (i) from a bank or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(3) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at the prices at which they are valued.

III. MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Bhirud Associates, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

Codes of Ethics: The Fund and its investment adviser have adopted amended codes of ethics (17j-1). These codes do permit personnel subject to the codes to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund.

The Directors and Executive Officers of the Fund, and their principal occupations during the past five years, are set forth below. Unless otherwise specified, the address of each of the following persons is Bhirud Funds Inc., 1266 East Main Street, Stamford, CT 06902. Directors deemed to be "interested persons" of the Fund for the purposes of the Investment Company Act of 1940 (the "1940 Act"), as amended are indicated by an asterisk.

Suresh L. Bhirud* (52) Director, Chairman of the Board and Treasurer President of Bhirud Associates, Inc., from 1991 to date; Senior Vice President, Chief Investment Strategist, Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., New York, NY from 1990-91; Managing Director, Chief Investment Strategist, Chairman of the Investment Policy Committee of Oppenheimer & Co., New York, NY, from 1987-90; Chief Investment Strategist (1982-87) and various positions involving quantitative market analysis (1972-81) at The First Boston Corporation, New York, NY, from 1972-87.

Harish L. Bhirud* (47) Director and Vice-President Bhirud Funds Inc., from 1993 to date; Project Manager at M/s Mehtalia and Associates, Bombay, India, from 1990-1993.

Alexander Norman Crowder, III (65) Director; 159 E. Ave., Old Forge Green, New Canaan, CT 06840. Management Consultant, from 1991 to date; Chairman and Chief Executive Officer of Alexander & Alexander Consulting Group (1991); Managing Principal and Director of Tillinghast (Towers Perrin) from 1986-91.
Timothy M. Fenton (57) Director; 46 Norton Avenue Darien, CT 06820. Chairman of Fenton & Zalenetz Inc., a direct marketing consulting firm, from 1990 to date; President of Bozell Direct Response, a division of Bozell Worldwide, Inc. from 1987-90. Executive vicepresident of McCaffrey and McCall Advertising 1980-87.

M. John Sterba, Jr., (57) Director; Investment Management Advisors, Inc. 156 Fifth Avenue, New York, NY 10010; Chairman of Investment Management Advisors, Inc. from 1991 to date; of Counsel to Taub & Fasciana, P.C. from 1984 to 1994; Principal of Venture Capital Associates from 1988 to date.

The Fund paid an aggregate remuneration of $12,000 to its Directors with respect to the period ended July 31, 2000, all of which consisted of aggregate director's fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract. See Compensation Table below.

Compensation Table
Name of Person, Aggregate     Pension or     Estimated   Total
Position        Compensation  Retirement     Annual      Compensation
                from          Benefits       Benefits    from Fund
                Registrant    Accrued as     upon        and Fund
                for Fiscal    Part of Fund   Retirement  Complex Paid Year
                Expenses                                 to
                                                         Directors*

Alexander       $4,000        0              0           $4,000
Norman Crowder,
III
Director

Timothy M.      $4,000        0              0           $4,000
Fenton
Director

M. John Sterba, $4,000        0              0           $4,000
Jr.
Director

* The total compensation paid to such persons by the Fund for the fiscal year ending July 31, 2000.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On July 31, 2000 there were 309,768 shares of the Fund's common stock outstanding. As of July 31,2000, the amount of shares owned by all officers and directors of the Fund, as a group, was more than 2% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of July 31,2000:

Name & Address                               % of      Nature of
                                             Shares    Ownership

Suresh L. Bhirud                             30.31%    Record &
27 Winding LN., Darien, CT 06820                       Beneficial

Sunil M. Deshmukh                            19.79%    Record
1300 Rockrimmon Rd., Stamford, CT 06903

Dennis Shaughnessy & Rita Holmes             6.58%
Shaughnessy
103 Old King Highway South, Darien, CT
06820

Dennis Shaughnessy                           6.20%     Record
103 Old King Highway South, Darien, CT
06820

V.   INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor to the Portfolio is Bhirud Associates, Inc., a New York corporation with principal offices located at Soundview Plaza, 1266 East Main Street, Stamford, Connecticut 06902. In addition to serving the Portfolio as Advisor, as of July 30, 2000, the Advisor served as an investment advisor to individual accounts having a total value of approximately $15 million. The Fund is the only investment company advisory client of the Advisor.

Suresh L. Bhirud, an officer, director and sole shareholder of the Advisor is deemed to be a "controlling person" of the Advisor. Consequently, Mr. Bhirud, as an officer and director of the Fund, is an affiliated person of both the Advisor and the Fund.

Pursuant to the Advisory Contract for the Portfolio, the Advisor manages the portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. In addition, the Advisor provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates.

The Advisor also provides the Fund with supervisory personnel who are responsible for supervising the performance of the Portfolio's administrator. The administrator will provide personnel who will be responsible for performing the operational components of such supervisory services and who may be employees of the Advisor, of its affiliates or of other organizations.

The continuance of the Advisory Contract was approved by vote of a majority of directors, including a majority of directors who are not interested persons (as defined in the Act) of the Fund or Advisor, at the Board of Directors meeting held July 13, 2000. The Advisory Contract has a term which extends to July 31, 2001, and may be continued in force thereafter for successive twelve-month periods beginning each August 1st, provided that such continuance is specifically approved annually by majority vote of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Advisory Contract is terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Fund's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment. The Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Advisory Contract, the Advisor receives from the Fund an advisory fee, computed daily and payable monthly, in accordance with the following schedule: (i) 1.0% of the first $250 million of the average net assets of the Portfolio; (ii) .75% of the average net assets of the Portfolio between $250 million and $500 million; and (iii) .65% of the average net assets of the Portfolio over $500 million.

For its services under the Advisory Contract, the Advisor receives from the Fund a fee, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. In addition to management services with respect to the purchase and sale of securities, the fee includes compensation for overall management of the Fund and for distributing the Fund's shares. For the Fund's fiscal years ended July 31,2000 the Advisor voluntarily, permanently and irrevocably waived all advisory fees and, therefore, it did not receive any advisory fees for the year ended July 31, 2000. There can be no assurance that such fees will be waived in the future.

Effective November 1, 1994, pursuant to an administrative services agreement (the "Administrative Services Agreement") with the Portfolio, the Advisor provides all management and administrative services reasonably necessary for the Portfolio, other than those provided by the Advisor under the Advisory Contract, subject to the supervision of the Fund's Board of Directors. Because of the services rendered the Portfolio by the Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.

Under the Administrative Services Agreement with the Portfolio, the Advisor provides all administrative services including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolio's Custodian and Advisor; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Portfolio's Custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Portfolio's shareholders and the Securities and Exchange Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or the Portfolio's shares under such laws; (v) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

For the services rendered to the Portfolio by the Advisor under the Administrative Services Agreement, the Portfolio pays the Advisor an administrative fee (the "Administration Fee"), computed daily and payable monthly, equal, on an annual basis, to .20% of the Portfolio's average daily net assets. For the Fund's fiscal years ended July 31, 2000, the Administrator voluntarily, permanently and irrevocably waived all administrative fees and, therefore, it did not receive any administrative fees for the years ended July 31, 2000. There can be no assurance that such fees will be waived in the future.

VI.  DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") for the Portfolio. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of .30% per annum of the Portfolio's average daily net assets. Pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Shareholder Servicing Agreement under which the Portfolio will pay the Distributor a Shareholder Servicing Fee at the annual rate of .25% of the average daily net assets of the Portfolio.
The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) providing personal shareholder servicing and for maintenance of shareholder accounts and (ii) for payments to participating organizations, with which it has written agreements, with respect to servicing their clients or customers who are shareholders of the Portfolio (each a "Participating Organization").

The Plan and the Shareholder Servicing Agreement provide that, the Fund will reimburse the distributor a maximum of 0.05% per annum of the portfolio's average daily net assets for such expenses as delivering prospectus. No expenses have been reimbursed by the Fund for the most recent fiscal year ended July 31, 2000 under the Plan.

The Plan and the Advisory Contract provide that the Advisor may make payments from time to time from the advisory fee and past profits for the following purposes: to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolio, including payments to Participating Organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor or Distributor for any fiscal year under the Advisory Contract or the Shareholder Servicing Agreement in effect for that year. The Portfolio incurred and paid fees and expenses totaling $4,805, $21,517, $19,773, $9,276, $4,040, $4,256, $4,739 and $5,119 for the fiscal years ended July 31, 1993, 1994, 1995, 1996, 1997, 1998, 1999 and 2000 respectively, pursuant to the Plan.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

Under the Plan, the Manager may make payments in connection with the distribution of the Fund's shares from the Management Fee received from the Fund, from the Manager's revenues (which may include management or advisory fees received from other investment companies) and past profits. The Manager, in its sole discretion, will determine the amount of its payments made pursuant to the Plan, but no such payment will increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The continuance of the Plan until July 31, 2001 was approved by a majority of the directors at a Board of Directors meeting held July 13, 2000. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that all material amendments must be approved by a majority of the Board of Directors, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Portfolio or the shareholders.

The Advisor has agreed to reimburse the Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made on a monthly basis. From time to time, the Advisor and the Distributor may voluntarily assume certain expenses of the Portfolio. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.

VII.      EXPENSE LIMITATION

The Advisor has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund's expenses for distribution purposes pursuant to the Plan described above, are included within such expenses only to the extent required by the state with the most restrictive expense limitation in which the Fund's shares are qualified for sale. The Fund may elect not to qualify its shares for sale in every state. For the purpose of this limitation, expenses shall include the fee payable to the Manager and the amortization of organization expenses. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. No such reimbursement was required for the year ended July 31,2000. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

Subject to the Advisor's obligations to pay for services performed by officers of the Advisor or its affiliates and for investment management services and certain distribution and promotional expenses and to reimburse the Fund for its excess expenses as described above, under the Investment Management Contract the Fund has assumed responsibility for payment of all of its other expenses, including (i) brokerage and commission expenses, (ii) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund,
(iii) commitment fees and certain insurance premiums, (iv) interest charges on borrowings, (v) charges and expenses of the Fund's custodian, (vi) charges and expenses of persons performing issuance, redemption, transfer and dividend disbursing functions for the Fund, (vii) recurring and nonrecurring legal and accounting expenses, including the Fund's cost of the bookkeeping agent for the determination of net asset value per share and the maintenance of portfolio and general accounting records, (viii) telecommunication expenses, (ix) costs of organizing and maintaining the Fund's existence as a corporation, (x) compensation, including directors' fees, of any of the Fund's directors, officers or employees who are not officers of Bhirud Associates, Inc., and costs of other personnel providing services to the Fund, (xi) costs of stockholders' services including charges and expenses of persons providing confirmations of transactions in Fund shares, periodic statements to stockholders, and recordkeeping and stockholder services, (xii) costs of stockholders' reports, proxy solicitations, and corporate meetings, (xiii) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying those shares under applicable state securities laws, including expenses attendant upon the initial registration and qualifications of the Fund's shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (xiv) expenses of preparing and printing the Fund's prospectuses and statements of additional information and of delivering them to stockholders of the Fund, (xv) payment of fees and expenses provided for in the Investment Management Contract, Administrative Services Agreement and Distribution Agreement and (xvi) any other distribution or promotional expenses pursuant to a distribution and service plan.

VIII.     CUSTODIAN AND TRANSFER AGENT

The Firstar Bank, N.A., Mutual Fund Custody Department, 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is custodian for the Portfolio's cash and securities. Mutual Shareholders Services Inc., 1301 E. 9th Street, Suite 1005, Cleveland, OH 44114-1800 is transfer agent for the Portfolio's shares. Pursuant to a custody agreement with the Portfolio, The Star Bank, N.A. is responsible for safekeeping the Portfolio's securities and cash and maintaining the books and records related to such duties. Subject to the supervision of the Advisor, Star Bank, N.A. also maintains the portfolio transaction records and Mutual Shareholders Services Inc., maintains Portfolio's accounting records. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

IX.  COUNSEL AND AUDITORS
Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Sherman & Sterling, 801 Pennsylvania Ave., NW, Washington, DC 20004.

Van Buren & Hauke, LLC , 63 Wall Street, Suite 2501, New York, NY 10005, independent certified public accountants, have been selected as auditors for the Fund.

X.   BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor makes the Fund's portfolio investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor or portfolio transactions may be effected by the Advisor. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

The investment information provided to the Advisor is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Advisor may consider the sale of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the overthe-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-thecounter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate the best execution.

The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining the best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The Securities and Exchange Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.

Bhirud Associates, Inc. is affiliated persons of the Fund, and was paid by the Portfolio $24,380, in brokerage commissions for the fiscal year ended July 31, 2000 in conformity with Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder. The percentage of the Portfolio's aggregate brokerage commissions paid to Bhirud Associates, Inc. for the fiscal year ended July 31, 2000 was 50.06%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Bhirud Associates, Inc. for the fiscal year ended July 31, 2000 was 62.48%.

XI.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of common stock having a par value of one-tenth of one cent ($.001) per share. Each share has equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

As a general matter, the Fund will not hold annual or other meetings of the Fund's stockholders. This is because the Bylaws of the Fund provide for annual meetings only (i) for the election of directors, (ii) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among stockholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the stockholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the stockholders.

XII. PURCHASE, REDEMPTION AND PRICING SHARES

Pricing of Fund Shares
The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day. Fund Business Day is a weekday (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (e.g. national holidays). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value. Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor. Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time. Fund shares begin accruing income on the day after the shares are issued to an investor.

Purchase and Redemption of Fund Shares
The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.
Net Asset Value
The Fund does not determine its net asset value per share on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock
Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

XIII.     TAXATION OF THE FUND

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements. By meeting these requirements, the Fund generally will not be subject to Federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. If the Fund does not meet all of these requirements, it will be taxed as an ordinary corporation and distributions will generally be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% of excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (iii) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund may be eligible for the dividends-received deduction available to corporations. However, any dividends received by the Fund that are attributable to foreign corporations will not be eligible for the dividends-received deduction, since that deduction is generally available only with respect to dividends paid by domestic corporations. In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in the Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed.

Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or shortterm, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Furthermore, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund are acquired without sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion. applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes or a credit against their U.S. tax liability.

The Fund is required to report to the IRS all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to backup withholding of Federal income tax at a rate of 31% if (i) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (ii) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

XIV. UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and imposes a sales charge for sells. The Distributor receives an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuation of any payments being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the abovementioned services. It is not anticipated that the discontinuation of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

XV.  CALCULATION OF PERFORMANCE DATA

From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund. Such sales literature or advertisements will disclose the Fund's average annual compounded total return for the Fund's last one year period, five year period and the period since the Fund's inception, and may include total return information for other periods. The Fund's total return for each period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.
The Fund's total return for the twelve months ended July 31,2000 was (40.82)%. The Fund's average annual compounded total return for the five year period ended July 31, 2000 was (9.63)%. The Fund's average annual compounded total return from December 23, 1992 (inception) to July 31, 2000 was (4.68)%.
The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

XVI. FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended July 31, 2000 and the report thereon of Van Buren & Hauke, LLC, 63 Wall Street, Suite 2501, New York, NY 10005 are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.


                          BHIRUD FUNDS INC.
                     PART C - OTHER INFORMATION


         (A) Financial Statements (filed with the annual report and incorporated herein by reference).

         (B)  Exhibits.
             *(1) Amended Articles of Incorporation of the Registrant.
            **(2) By-laws of the Registrant
              (3) Not applicable
             *(4) Form of certificate for shares of Common Stock, par value
                  $0.001 per share, of the Registrant.
            **(5) Form of Advisory Contract between the Registrant and Bhirud
                  Associates, Inc.
              (6) See Distribution Agreement filed as Exhibit 15.2 hereto.
              (7) Not applicable.
           ***(8) Form of Custody Agreement between the Registrant and The Star
                  Bank, N. A., 425 Walnut Street, Cincinnati, OH 45202. ***(9.1) Form of Administrative Services Agreement
                  between the Registrant and Bhirud Associates, Inc. for the Portfolio of the Registrant.
         ***(9.2) Form of Transfer Agent Agreement between
                  the Registrant and Mutual Shareholders Services Inc.
           **(10) Opinion of Messrs. Battle Fowler LLP, as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the heading "Dividends, Distributions and Taxes" in the Prospectus.
         ****(11) Consent of Van Buren & Hauke, LLC, Independent Auditors.
             (12) Not applicable.
            *(13) Written assurance of Thomas James MidCap Partners, that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.
             (14) Not applicable.
        ***(15.1) Form of Distribution and Service Plan
                  Pursuant to Rule 12b-1 under the Investment Company Act of
                  1940.
          *(15.2) Form of Distribution Agreement between the Registrant and
                  Bhirud Associates, Inc.
        ***(15.3) Form of Shareholder Servicing Agreement
                  between the Registrant and Bhirud Associates, Inc.
             (16) Not applicable.

 ------------------------------------------------------------

    *     Filed   with  Registration  Statement  on  Form   N-1A
   Registration  No.  33  -  48013, filed   May  27,  1992,  and incorporated by
   reference herein.
    **   Filed  with  Pre-Effective  Amendment  No.  1  to  said
   Registration Statement on August 11, 1992, and incorporated herein by reference.
    ***  Filed  with  Post-Effective Amendment  No.  7  to  said
   Registration   Statement   on   November   23,   1998,    and
   incorporated herein by reference.
    **** Filed with Post-Effective Amendment No. 8 to said Registration Statement on October 1, 1999, and incorporated herein by reference.


Item 23.  Codes of Ethics.


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          None.

Item 25.  Indemnification.

        Filed as Item 27 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N -1A (Registration No. 33-48013) on August 11, 1992, and is incorporated herein by reference.

Item 26.  Business and other Connections of Investment Adviser.

        The description of Bhirud Associates, Inc. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

        Registrant's investment adviser, Bhirud Associates, Inc., is a registered investment adviser. Bhirud Associates, Inc. serves as an advisor to individual accounts having a total value of about $15 million. The advisor does not serve as investment advisor to any other investment companies.

Item 27.  Principal Underwriters.

        (a) Bhirud Associates, Inc. is the Registrant's distributor.

        (b) The following are the directors and officers of Bhirud Associates, Inc. The principal business address of each of these persons is 1266 East Main Street, Stamford, Connecticut 06902.

           Name              Position &        Position &
                             offices with      offices with
                             Distributor       Registrant

           Suresh L. Bhirud  President,        Director,
                             Treasurer and     Chairman of
                             Director          the Board,
                                               Treasurer

           Susan Bhirud      Secretary         None

           Harish L. Bhirud  Assistant         Director and
                             Secretary         Vice-President

Item 28.     Location of Accounts and Records.

            Accounts, books and other documents required to be maintained by
        Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant, at Bhirud Associates, Inc., 1266 East Main Street, Stamford, Connecticut 06902, the Registrant's advisor and administrator, and Mutual Shareholder Services Inc., 1301 E. 9th Street, Suite 1005, Cleveland, OH 44114, the Registrant's transfer agent and fund accountant.

Item 29.     Management Services.

          Not applicable.

Item 30.  Undertakings.

        (a) Not applicable.

        (b) Not applicable.

        (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report upon request, without charge.

        (d) The Fund shall, if requested by the holders of at least 10% of the Portfolios outstanding shares, call a meeting of the stockholders for purposes of voting upon the question of removal of a director or directors and the Fund shall assist in communications with other stockholders.


                        SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, and
State of Connecticut, on the 30th day of November,     2000.


                       BHIRUD FUNDS INC.


                       By:  /s/  Suresh L. Bhirud
                            Suresh L. Bhirud,
                            Chairman of the Board

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                    TITLE         DATE

1   Principal Executive officer  Chairman of   November 30,
    and Principal Financial      the Board,    2000
    officer:                     Treasurer
                                 and Director

    /s/  Suresh L. Bhirud
    Suresh L. Bhirud


2   Majority of Directors

    Timothy Fenton               Director

    Alexander Norman Crowder,III Director

    M. John Sterba, Jr.          Director

                                               November 30, 2000
By: /s/    Suresh L. Bhirud
    Suresh L. Bhirud
    Attorney - in - Fact*



--------------------------------------------------------------------------------

   * Power of Attorney filed with Pre-Effective Amendment No. 1 to said Registration Statement filed on August 11, 1992, and incorporated by reference herein.


                            Exhibit Index

Item    Description                                      Page
No.                                                      No.

23      Code of Ethics                                   39

                               Exhibit No. 23


                            Bhirud Funds Inc. (BFI)
                          Bhirud Associates, Inc. (BAI)
                                   FORM OF

                                 CODE OF ETHICS

I.   INTRODUCTION

     Bhirud Funds Inc. ("BFI" or the "Funds") on behalf of each of its portfolios that currently offer shares to the public (a "Portfolio") Bhirud Associates, Inc. (the "Adviser"), and Bhirud Associates, Inc. (the "Distributor") have adopted this Code of Ethics. The Adviser is a fiduciary that provides investment advisory services to the Funds and private investment management accounts, and the Distributor acts as the principal underwriter for the Fund (the Adviser and Distributor are collectively referred to as "BAI" (Bhirud Associates, Inc.)).

II.  GENERAL PRINCIPLES

     A.   Shareholder and Client Interests Come First

          Every director, officer and employee of the Funds and every director, officer and employee of BAI owes a fiduciary duty to the investment account and the respective investors of each portfolio or private investment management account (collectively, the "Clients"). This means that in every decision relating to investments, such persons must recognize the needs and interests of the Client and be certain that at all times the Clients' interests are placed ahead of any personal interest of such person.

     B.   Avoid Actual and Potential Conflicts of Interest

          The restrictions and requirements of this Code are designed to prevent behavior that conflicts, potentially conflicts or raises the appearance of an actual or potential conflict with the interests of Clients. It is of the utmost importance that the personal securities transactions of directors, officers and employees of the Funds, and directors, officers and employees of BAI be conducted in a manner consistent with both the letter and spirit of the Code, including these principles, to avoid any actual or potential conflict of interest or any abuse of such person's position of trust and responsibility.

     C.   Avoiding Personal Benefit

          1. Directors, officers and employees of the Funds and directors, officers and employees of BAI should ensure that they do not acquire personal benefit or advantage as a result of the performance of their normal duties as they relate to Clients. Consistent with the principle that the interests of Clients must always come first is the fundamental standard that personal advantage deriving from management of Clients' money is to be avoided.
III. OBJECTIVE
     Section 17(j) of the Investment Company Act of 1940, as amended
          (the "Investment Company Act"), makes it unlawful for certain persons associated with investment companies to engage in conduct which is deceitful, fraudulent or manipulative, or which involves false or misleading statements, in connection with the purchase or sale of a security held or proposed to be acquired by an investment company. In addition, Section 204A of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), requires investment advisers to establish, maintain and enforce written policies and procedures designed to prevent misuse of material non-public information. The objective of this Code is to require directors, officers and employees of the Funds and directors, officers and employees of BAI to conduct themselves in accordance with the general principles set forth above, as well as to prevent directors, officers and employees of the Funds or the Distributor from engaging in conduct prohibited by the Investment Company Act and directors, officers and employees of the Adviser from engaging in conduct prohibited by the Investment Company Act and the Investment Advisers Act.

IV.  DEFINITIONS

     A. "Access Person," means (i) with respect to the Funds, (a) any director or officer of the Funds, (b) any director or officer of the Funds' Adviser, (c) any employee of a Fund or the Funds'Adviser (or any company in a control relationship to the Funds or Adviser) who, in connection with such person's regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Covered Security by a Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales;
          (d) any natural person in a control relationship to the Funds or the Funds' Adviser who obtains information concerning recommen dations made to a Client with regard to the purchase or sale of a Covered Security by such Client, and (e) any director or officer of the Distributor, who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of a Covered Security by a Client for which it acts as principal underwriter, or whose functions relate to the making of any recommendations with respect to such purchases or sales.

     B. "Beneficial Ownership" is interpreted in the same manner as it is under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder, which includes "any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in" a security. The term "pecuniary interest" is further defined to mean "the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities." "Beneficial ownership" includes (i) securities held by members of a person's immediate family sharing the same household and includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, motherin-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law" and includes adoptive relationships and (ii) a right to acquire securities through the exercise or conversion of any derivative security, whether or not presently exercisable.
          Any report required to be made by this Code may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect Beneficial Ownership in the security to which the report relates.

     C. "Board of Directors" means the directors of the Funds listed on "Exhibit A".

     D. "Chief Compliance Officer" ("CCO"), for BAI means Suresh L. Bhirud, President of BAI and Chairman of BFI, or his designee.

     E. "Client" means each investor in a Fund and each private management account or investment account over which BAI exercises investment discretion.

     F. "Control" has the same meaning as in Section 2(a)(9) of the Investment Company Act.

     G. "Covered Security" refers not only to the instruments set forth in Section 2(a)(36) of the Investment Company Act but to any instrument into which such instrument may be converted or exchanged, any warrant of any issuer that has issued the instrument and any option written relating to such instrument, provided, however, that it does not include: (a) any direct obligation of the United
          States Government, (b) banker's acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, (c) shares issued by any open-end investment companies registered under the Investment Company Act, and (d) shares of continuously offered closed-end investment companies registered under the Investment Company Act.

     H. "Disinterested Director" means a director of the Funds listed on "Exhibit A" who is not an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act.

     I. "Employee Account" means any brokerage account or unit investment trust account in which the BAI Employee has any direct or indirect beneficial ownership.

     J. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     K. "Limited Offering" is an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or
          Section 4(6) of the Securities Act or pursuant to Rule 504, Rule 505 or Rule 506 under the Securities Act.

     L. "Portfolio Manager" means any person who exercises investment discretion on behalf of an Adviser for a Client.

     M. "BAI Employee" includes any director, officer or employee of BAI.

V.   STANDARDS OF CONDUCT FOR PERSONAL SECURITIES TRANSACTIONS

     A.   BAI Employee Brokerage Accounts

             a) Each BAI Employee must identify and disclose on his or her date of hire to the CCO, in writing, of his or her brokerage accounts. The CCO shall direct, and the employee shall consent in writing to such direction, the brokerage firm to provide duplicate confirmations and account statements to the CCO.

                  (1)  BAI Employees shall obtain written consent from the CCO before opening a brokerage account.

     B.   Other Restrictions

          1. BAI Employees are prohibited from the following activities unless they have obtained prior written approval from the CCO:

             a)   BAI Employees may not purchase a Covered Security in a private placement or any other Limited Offering.

          2. BAI Employees shall not purchase Covered Securities during an initial or secondary public offering.

     C.   Additional Responsibilities of Access Persons

          In addition to the requirements set forth above, the following prohibitions and reporting obligations are applicable to Access Persons.

          1. Access Persons shall not purchase or sell a Covered Security prior to any pending Client order for purchase or sale in that same Covered Security. However, in such cases, Access Persons are allowed to participate in the trade as long as it is executed as one trade with average price allocation.

          2. Initial/Annual Reporting: Within ten days after becoming an Access Person and thereafter, annually at the end of the calendar year, each Access Person must furnish a report to CCO showing
             (i) the date of the report, (ii) the title, number of shares and principal amount of each Covered Security in which the Access Person has direct or indirect Beneficial Ownership on the date such person become an Access Person (for initial reports) or as of a date no more than 30 prior to the date of the report (for annual reports) and (iii) the name of any broker, dealer or bank with an account holding any securities for the direct or indirect benefit of the Access Person as of the date such person became an Access Person (for initial reports) or as of a date no more than 30 prior to the date of the report
             (for annual reports).

             a) Exclusion: A Disinterested Director who would be required to make this report solely by reason of being a Fund director is excluded from the initial and annual reporting requirement for Access Persons.

          3. Quarterly Reporting: On a calendar quarterly basis, each Access Person must furnish a report to CCO within ten days after the end of each calendar quarter, on forms sent to the Access Person each quarter:

             a) With respect to any transactions in Covered Securities that the Access Person has made in the previous calendar quarter in which the Access Person had direct or indirect Beneficial Ownership, a report showing (i) the date of the report; (ii) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved; (iii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition); (iv) the price at which the transaction was effected; and (v) the name of the broker, dealer or bank with or through which the transaction was effected; and

             b)   With respect to any account established by the Access
                  Person in which any securities were held during the quarter for direct or indirect benefit of the Access Person, a report showing (i) the date of the report; (ii) the name of the broker, dealer or bank with which established the account; and (iii) the date the account was established.

             c) Exclusion: A Disinterested Director who would be required to make this report solely by reason of being a director of the Funds is excluded from the quarterly reporting requirement for Access Persons unless the director knew or, in the ordinary course of fulfilling his or her official duties as a director of the Funds, should have known that during the 15-day period immediately before or after the director's transaction in a Covered Security, a Portfolio purchased or sold the Covered Security, or the Portfolio or its investment adviser considered purchasing or selling the Covered Security. For the purposes of this Code, a Covered Security will be deemed to being considered for a purchase or sale when a recommendation to purchase or sell has been made and communicated to an Access Person, or with respect to the person making the recommendation, when such person considers making a recommendation.

             d) Exclusion: An Access Person need not make a quarterly transaction report if the report would duplicate information contained in broker trade confirmations or account statements received by the Funds, the Adviser and the Distributor with respect to the Access Person in the time period required above if all of the information required by that paragraph is contained in the broker trade confirmations or account statements, or in the records of the Fund, the Adviser and the Distributor.

     D.   Insiders

       1. Each BAI Employee shall comply with all laws and regulations, and prohibitions against insider trading. Trading on or communicating material non-public information, or "inside information," of any sort, whether obtained in the course of research activities, through a Client relationship or otherwise, is strictly prohibited.

       2. BAI Employees shall not disclose any non-public information relating to a Client's account portfolio or transactions or to the investment recommendations of BAI, nor shall any BAI Employee disclose any non-public information relating to the business or operations of the members of BAI, unless properly authorized to do so by CCO.

E.          Exceptions

         1. Notwithstanding the foregoing, the CCO or his designee, in keeping with the general principles and objectives of this Code, may refuse to grant clearance of a personal transaction in his sole discretion without being required to specify any reason for the refusal.

VI.  ADMINISTRATION OF THE CODE

     A. The administration of this Code shall be the responsibility of CCO, whose duties shall include:

          1. Continuously maintaining a list of all current Access Persons who are under a duty to make reports or pre-clear transactions under this Code.

          2. Providing each such person with a copy of this Code and informing them of their duties and obligations hereunder.
          3. Reviewing all quarterly securities transactions and holdings reports required to be filed pursuant to this Code, and maintaining a record of such review, including the name of the compliance personnel performing the review.

          4. Reviewing all initial and annual securities position reports required to be filed pursuant to this Code, and maintaining a record of such review, including the name of the person performing the review.

          5. Preparing listings of all transactions effected by persons subject to reporting requirements under the Code and comparing all reported personal securities transactions with completed portfolio transactions of the Client to determine whether a violation of this Code may have occurred.

          6. Conducting such inspections or investigations as shall reasonably be required to detect and report any apparent violations of this Code to any person or persons appointed by BAI to deal with such information and to the Funds' Board of Directors.

          7. Submitting a written report, no less frequently than annually, to the Board of Directors of the Funds containing a description of issues arising under the Code or procedures since the last report, including, but not limited to, material violations of the Code or procedures and sanctions imposed in response to material violations.

          8. Submitting a certification, no less frequently than annually, to the Board of Directors of the Funds, the Adviser and the Distributor that they have adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

VII. RECORDS

     The Funds, the Adviser and the Distributor shall, at its principal places of business, maintain records of the following:

     A. A copy of any code of ethics adopted by such entity that is and has been in effect during the past five years must be maintained in an easily accessible place;

     B. A copy of any record or report of any violation of the code of ethics of such entity and any action taken thereon maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

     C. A copy of each report made by an Access Person as required by this Code, including any information provided in lieu of the reports and all Trade Authorization Forms, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

     D. A record of all persons, currently or within the past five years, who are or were required to make reports under this Code, or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place; and

     E. A copy of each written report required to be provided to the Board of Directors of each Fund containing a description of issues arising under the Code or procedures since the last report, including, but not limited to, material violations of the Code or procedures and sanctions imposed in response to material violations must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

     F. The Funds or investment adviser must maintain a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of securities in an Initial Public Offering or in a Limited Offering.

VIII.     SANCTIONS

         Upon discovering a violation of this Code, BAI may impose such sanctions as it deems appropriate, including, but not limited to, a reprimand (orally or in writing), fine, demotion, and suspension or termination of employment.

IX.  APPROVAL OF CODE OF ETHICS

     A. BAI shall provide to the Board of Directors of the Funds the following:

          1.   A copy of this Code for the Board's review and approval.

          2.   Promptly, a copy of any amendments to the Code.

          3. Upon request, copies of any reports made pursuant to the Code by any person as to an investment company client.

          4. Immediately, without request by an investment company client, all material information regarding any violation of the Code by any person as to such investment company client.

          5. Certification, no less frequently than annually, to the Board of Directors of the Funds from the Adviser and the Distributor that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

     B. Prior to adopting this Code, the Board of Directors of Funds, including a majority of Disinterested Directors, if applicable, reviewed and approved this Code with respect to the Funds, the Adviser and the Distributor, including all procedures or provisions related to the enforcement of this Code. The Board based its approval of this Code on, among other things, (i) certifications from the Funds, the Adviser and the Distributor that it has adopted procedures reasonably necessary to prevent violations of the Code and (ii) a determination that such Code is adequate and contains provisions reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by Rule 17j-1(b).

X.   EFFECTIVE DATE

           All BAI Employees are required to sign a copy of this Code indicating their agreement to abide by the terms of the Code.

             In addition, BAI Employees will be required to certify annually that (i) they have read and understand the terms of this Code and recognize the responsibilities and obligations incurred by their being subject to this Code, and (ii) they are in compliance with the requirements of the Code.



Approved this _____ day of                              .


                                   "Exhibit A"



BOARD OF DIRECTORS

   Suresh L. Bhirud*           Chairman of the Board; President of
                               Bhirud Associates, Inc.
   Alexander N. Crowder, III   Management Consultant
   Harish L. Bhirud*           Bhirud Funds Inc..
   M. John Sterba, Jr.         Chairman of Investment Management
                               Advisors, Inc.
   Tim Fenton                  Partner, Fenton & Zelenetz, Inc.

* "Interested person" as defined in the Investment Company Act of 1940.

OFFICERS

   Suresh L. Bhirud*           Chairman of the Board & Treasurer
   Harish L. Bhirud*           Vice-President